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                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2007 - APRIL 30, 2008

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
                                                                    AMOUNT OF      % OF      % OF
                                         OFFERING       TOTAL        SHARES     OFFERING     FUNDS
SECURITY         PURCHASE/     SIZE OF   PRICE OF     AMOUNT OF     PURCHASED   PURCHASED    TOTAL                    PURCHASED
PURCHASED        TRADE DATE   OFFERING    SHARES      OFFERING       BY FUND     BY FUND    ASSETS      BROKERS         FROM
-------------------------------------- ------------------------------------------------------------------------------------------
The City of                                                                                          Loop
New York 5%       02/13/08       --      $103.882   $550,000,000   $4,000,000     0.84%      0.49%   Capital        Loop Capital
due 02/01/2026                                                                                       Markets,          Markets
                                                                                                     LLC, Bear,
                                                                                                     Stearns &
                                                                                                     Co. Inc.,
                                                                                                     Citi,
                                                                                                     Merrill
                                                                                                     Lynch,
                                                                                                     Morgan
                                                                                                     Stanley,
                                                                                                     Banc of
                                                                                                     America
                                                                                                     Securities
                                                                                                     LLC, M.R.
                                                                                                     Beal &
                                                                                                     Company,
                                                                                                     DEPFA First
                                                                                                     Albany
                                                                                                     Securities
                                                                                                     LLC,
                                                                                                     Goldman,
                                                                                                     Sachs &
                                                                                                     Co., LLC,
                                                                                                     JPMorgan,
                                                                                                     Lehman
                                                                                                     Brothers,
                                                                                                     Prager,
                                                                                                     Sealy &
                                                                                                     Co., LLC,
                                                                                                     Ramirez &
                                                                                                     Co., Inc.,
                                                                                                     RBC Capital
                                                                                                     Markets,
                                                                                                     Slebert
                                                                                                     Brandford
                                                                                                     Shank &
                                                                                                     Co., LLC,
                                                                                                     UBS
                                                                                                     Investment
                                                                                                     Bank,
                                                                                                     Wachovia,
                                                                                                     National
                                                                                                     Association,
                                                                                                     Cabrera
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                     Inc.,
                                                                                                     Commerce
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                     Inc.,
                                                                                                     Jackson
                                                                                                     Securities,
                                                                                                     Janney
                                                                                                     Montgomery
                                                                                                     Scott LLC,
                                                                                                     Raymond
                                                                                                     James &
                                                                                                     Associates,
                                                                                                     Inc.,
                                                                                                     Roosevelt
                                                                                                     Cross
                                                                                                     Incorporated
                                                                                                     and
                                                                                                     Southwest
                                                                                                     Securities,
                                                                                                     Inc.

  District of                                                                                        Bear,
Columbia Water                                                                                       Stearns &          Bear
   and Sewer      04/10/08       --      $102.532   $290,375,000   $2,125,000     0.73%      0.26%   Co. Inc,         Stearns
   Authority                                and                                                      Citi, Banc
                                         $101.787                                                    of America
                                                                                                     Securities
                                                                                                     LC, Ferris
                                                                                                     Baker
                                                                                                     Watts,
                                                                                                     Incorporated
                                                                                                     and Siebert
                                                                                                     Brandford
                                                                                                     Shank &
                                                                                                     Co., LLC
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